UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On April 27, 2001, Peoples Energy Corporation held a conference call to discuss second quarter 2001 results and its growth targets. A complete copy of the conference call script has been submitted in a separate Form 8-K under Item 9. This Form 8-K contains only forward-looking information that was disclosed in the conference call.

Forward Looking Information Contained in Conference Call Script for Second Quarter Fiscal 2001 Earnings

The company expects that fiscal year results for its Retail Services segment will show a smaller loss than last year.

We are reaffirming our earlier estimated earnings range for fiscal 2001 of $3.05-$3.15 per share. This assumes normal weather and planned utility performance for the rest of the year. The South Texas oil and gas property acquisition that we announced today will add another $.10 to $.15 per share to that projection.

The expansion of the Elwood facility from 600 MW to 1,350 MW is on schedule for completion this June. With the 150 MW Exelon contract, we have now pre-sold the entire expansion output of 750 MW through long-term tolling agreements, with the other 600 MW contracted to Aquila. We now have in place, for all nine units at Elwood, long-term agreements that will support the non-recourse project financing which has been our objective. We expect this financing to close in our fourth quarter.

The forgoing contains statements that may be considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially, because the realization of those results is subject to many uncertainties including:

  The future health of the U.S. and Illinois economies;
  The timing and extent of changes in energy commodity prices, including but not limited to the effect of unusually high gas prices on accounts receivable and the provision for uncollectible accounts, and interest rates;
  Litigation concerning North Shore Gas' liability for CERCLA response costs relating to a former mineral processing site in Denver, Colorado;
  Developments regarding Peoples Gas' and North Shore Gas' mercury investigation and remediation program;
  Regulatory developments in the U.S., or in Illinois and other states where the Company does business;
  Changes in the nature of the Company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors;
  The Company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time;
  The weather;
  Operating hazards, drilling risks; the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; and
  The timing and extent of changes in interest rates.

Some of these uncertainties that may affect future results are discussed in more detail under the captions "Competition," "Sales and Rates," "State Legislation and Regulation," "Federal Legislation and Regulation," "Environmental Matters," and "Current Gas Supply" in "Item 1 - Business" of the Company's Annual Report on Form 10-K. All forward-looking statements included in this Form 8-K are based upon information presently available, and the Company assumes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

April 27, 2001	By: /s/ J. M. LUEBBERS
(Date)	J. M. Luebbers
Chief Financial Officer and Controller